UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 24, 2006

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 Main Street
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K), “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 1.01  Entry into a Material Definitive Agreement.

On September 24, 2006, Reliant Energy Power Supply, LLC (“REPS”) signed a Credit Sleeve and Reimbursement Agreement (the “Credit Sleeve Agreement”) with Merrill Lynch Commodities, Inc., as sleeve provider, and Merrill Lynch & Co., Inc., as guarantee provider (collectively, “Merrill Lynch”), and a Working Capital Facility Agreement (the “Working Capital Facility”) with Merrill Lynch Capital Corporation as lender.  The obligations of the parties are contingent upon certain closing conditions, including the receipt of consents from our bondholders and a series of refinancings related to our bank credit facilities.

Upon the effectiveness of the Credit Sleeve Agreement and the Working Capital Facility, REPS, Reliant Energy Retail Holdings, LLC (“RERH”) and the other subsidiaries through which our Texas retail energy business currently is conducted will be subsidiaries of  RERH Holdings, LLC (“RERH Holdings”), a newly formed, bankruptcy-remote limited liability company and subsidiary of Reliant Energy.  RERH Holdings and its subsidiaries are also parties to the Credit Sleeve Agreement and the Working Capital Facility as guarantors.  We refer to RERH Holdings, RERH, REPS and such other subsidiaries collectively as the “Retail Group.”

Under the Credit Sleeve Agreement, Merrill Lynch will provide on behalf of the Retail Group guarantees and the posting of collateral to counterparties of the Retail Group in existing and future physical supply transactions.  Merrill Lynch will also become a counterparty to REPS and the exchanges for existing and future financially settled supply contracts.  REPS will not be required to post collateral for these transactions.  The transfer of the existing financially settled supply contracts to Merrill Lynch will result in REPS recording an unrealized loss on energy derivatives of approximately $20 million.  REPS will pay to Merrill Lynch a structuring fee of $12.75 million and a fee of $0.40 for each MWh of power that the Retail Group delivers to its customers and REPS will be obligated to reimburse Merrill Lynch to the extent that any guarantees are called upon or any collateral posted is foreclosed upon.

The initial term of the Credit Sleeve Agreement is five years.  The Retail Group will be permitted to terminate the Credit Sleeve Agreement at any time, subject to a make-whole payment during the first two years of the term.  Merrill Lynch does not have an early termination option.  The Credit Sleeve Agreement provides that an event of default will be triggered, subject to an opportunity to cure, if the Retail Group fails to manage their risk to changes in commodity prices.

Borrowings under the Working Capital Facility will be limited to a maximum of $300 million and will bear interest at LIBOR plus 0.45%.  Loans under the Working Capital Facility will mature on the 90th day after the termination date of the Credit Sleeve Agreement.  The Working Capital Facility includes a $150 million minimum EBITDA requirement for the Retail Group for each trailing four-quarter period.

The obligations of the Retail Group under the Credit Sleeve Agreement and the Working Capital Facility will be secured by first liens on substantially all of the assets of the Retail Group, including the equity interests in all of the companies in the Retail Group other than RERH Holdings.  A first lien on the equity of RERH Holdings will secure certain indebtedness of Reliant Energy.  The obligations of the Retail Group under the Credit Sleeve Agreement and the Working Capital Facility are non-recourse to Reliant Energy and its other subsidiaries.

The foregoing summaries of the Credit Sleeve Agreement and the Working Capital Facility are qualified in their entirety by reference to such documents filed as Exhibits 10.1 and 10.2 hereto, which are incorporated herein by reference.

Merrill Lynch has provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to us.  Merrill Lynch has received, and may in the future receive, customary compensation from us for such services.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the discussion under Item 1.01 above regarding the Working Capital Facility.

Item 7.01 Regulation FD Disclosure.

On September 24, 2006, Reliant Energy issued a press release announcing the transactions described in Item 1.01 above.  A copy of the press release is furnished as Exhibit 99.1 hereto.  In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits:

10.1— Credit Sleeve and Reimbursement Agreement dated September 24, 2006.

10.2—Working Capital Facility Agreement dated September 24, 2006.

99.1— Press Release dated September 24, 2006.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” within meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words.  However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including our ability to satisfy the conditions set forth in the Credit Sleeve Agreement and the Working Capital Facility, legislative and regulatory developments, the effects of competition, financial market conditions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission, including the discussions under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Annual Report on Form 10-K for the year ended December 31, 2005.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: September 24, 2006	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Credit Sleeve and Reimbursement Agreement dated September 24, 2006.

10.2	Working Capital Facility Agreement dated September 24, 2006.

99.1	Press Release dated September 24, 2006.